UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

KENNEDY-WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on December 30, 2011, the full text of which is reproduced immediately below, to include the tabular information set forth below and the Executive Entities’ (as defined below) ownership interests in the Fund Entities (as defined below).

On December 28, 2011, certain direct and indirect non-wholly owned subsidiaries of Kennedy Wilson, Inc. (the “Company”), a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc. (“Parent”), that are guarantors of the Company’s 8.75% Senior Notes due 2019 under the Indenture, dated April 5, 2011 (the “Indenture”), by and among the Company, the guarantors party thereto and Wilmington Trust FSB, as trustee (the “Trustee”), entered into agreements with (i) current and former employees of the Company (the “executives”) and pooled investment vehicles owned by the executives (the “Executives Entities”), and/or (ii) unaffiliated third parties. The Executives Entities and the unaffiliated third parties were owners of an interest in one of the following non-wholly owned subsidiaries that are guarantors under the Indenture: (i) KW Summer House Manager, LLC, (ii) KW Montclair, LLC, (iii) KW Blossom Hill Manager, LLC, (iv) KW Serenade Manager, LLC, (v) KWF Investors I, LLC, (vi) KWF Investors II, LLC, (vii) KWF Investors III, LLC, (viii) KWF Investors V, LLC, (ix) KW – Richmond, LLC, and (x) SG KW Venture I Manager LLC (the “Relevant Subsidiaries”). The Relevant Subsidiaries hold ownership interests in unconsolidated co-investment vehicles (each a “Fund Entity”). In the transactions, interests held in the Relevant Subsidiaries were exchanged for interests in the Fund Entities. As a result of the transactions, each of the Relevant Subsidiaries became a wholly-owned subsidiary of the Company, and each of the executives, the Executive Entities and unaffiliated third parties continues to hold an economic interest in the relevant Fund Entity that is economically equivalent to the interest held by it prior to such transactions.

The executives party to the above agreements include William J. McMorrow, our Chairman of the Board of Directors and Chief Executive Officer, Kent Mouton, our Director and General Counsel, Freeman Lyle, our Executive Vice President and Chief Financial Officer, Mary Ricks, our Vice Chairman and Chief Executive Officer of KW Commercial Investment Group, Barry S. Schlesinger, our Chief Administrative Officer, Robert E. Hart, President of KW Multi-Family Management Group, and Norman Creighton, our Director. The executives entered into the agreements as an accommodation to the Company in order to allow the Company to eliminate the reporting burdens associated with non-wholly owned subsidiary guarantors under the Indenture. The transactions to which executives are parties were approved by a special committee of the Board of Directors of the Parent and the Company that was comprised solely of independent directors.

In addition, K-W Properties, a subsidiary of the Company, entered into agreements, each dated December 28, 2011, with (i) KW Executive Loan Partners I LLC, and/or (ii) certain unaffiliated third parties to acquire the outstanding minority interests in KW Loan Partners I LLC and KW Loan Partners II LLC, each a non-wholly owned subsidiary guarantor under the Indenture. The consideration payable to KW Executive Loan Partners I LLC in exchange for its 5.328% membership interest in KW Loan Partners I LLC is in the same amount, payable at the same times, as if KW Executive Loan Partners I LLC had retained its interest in KW Loan Partners I LLC, and is subject to the ability of KW Loan Partners I LLC to pay such consideration without violating the terms of the Indenture. The consideration payable to KW Executive Loan Partners I LLC will be made on future dates, when cash is received by KW Loan Partners I, LLC. As such, no cash payment will be made currently. The consideration payable to unaffiliated third parties for their membership interests in KW Loan Partners I LLC or KW Loan Partners II LLC, as applicable, was for an aggregate amount in cash of $2,409,544.

William J. McMorrow, our Chairman of the Board of Directors and Chief Executive Officer, Mary Ricks, our Vice Chairman and Chief Executive Officer of KW Commercial Investment Group, Freeman Lyle, our Executive Vice President and Chief Financial Officer, Barry S. Schlesinger, our Chief Administrative Officer, and Robert E. Hart, President of KW Multi-Family Management Group, own a 29.20%, 14.60%, 3.65%, 3.65% and

3.65% interest in KW Executive Loan Partners I LLC, respectively. KW Executive Loan Partners I LLC entered into the agreements as an accommodation to the Company in order to allow the Company to eliminate the reporting burdens associated with non-wholly owned subsidiary guarantors under the Indenture. The transaction with KW Executive Loan Partners I LLC was approved by a special committee of the Board of Directors of Parent and the Company that was comprised solely of independent directors.

The foregoing description of the agreements entered into with the executives, the Executives Entities and KW Executive Loan Partners I, LLC does not purport to be complete and is qualified in its entirety by the full text of the agreements, copies of which are attached to the registrant’s 8-K that was filed on December 30, 2011 as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10.

On December 27, 2011, the Board of Directors of the Parent and the Company designated each of (i) KW Anaheim Land Partners LLC, (ii) KW Mill Creek Property Manager, LLC, (iii) Pacifica West Coast Partners, LLC, (iv) KW Multi-Family Management Group, (v) KW Sunrise Carlsbad, LLC and (vi) Sunrise Property Associates, LLC (collectively, the “Released Subsidiaries”) to be unrestricted subsidiaries under the Indenture in compliance with the terms of the Indenture. In connection therewith, the Company, the existing guarantors under the Indenture, the Released Subsidiaries and the Trustee entered into a Ninth Supplemental Indenture, dated December 28, 2011, a copy of which is attached to the registrant’s 8-K that was filed on December 30, 2011 as Exhibit 4.9, pursuant to which the Released Subsidiaries were released from their guaranties under the Indenture and ceased to be subject to the provisions of the Indenture as restricted subsidiaries.

Following the transactions, the aforementioned executives hold ownership interests in the Executive Entities as set forth in the following table:

Name of Executive	Ownership % in KW Summer Executives, LLC	Ownership % in KW Montclair Executives, LLC	Ownership % in KW Blossom Hill Executives, LLC	Ownership % in KWF Executives I, LLC	Ownership % in KWF Executives II, LLC	Ownership % in KWF Executives III, LLC	Ownership % in KWF Executives V, LLC	Ownership % in KW Executives– Richmond, LLC	Ownership % in SG KW Venture I Executives, LLC
William J. McMorrow	22.09	14.29	20.00	40.15	6.58	12.50	12.38	22.83	28.57
Kent Mouton	N/A	N/A	N/A	1.97	N/A	N/A	1.90	0.91	N/A
Freeman Lyle	7.36	14.29	20.00	7.87	N/A	8.33	5.72	9.13	5.71
Mary Ricks	3.68	N/A	N/A	7.87	5.26	4.17	9.52	N/A	11.43
Barry S. Schlesinger	3.68	5.71	N/A	3.94	5.26	6.67	4.76	2.28	5.71
Robert E. Hart	14.73	14.29	20.00	1.97	3.95	6.67	3.81	N/A	5.71
Norman Creighton	N/A	14.29	N/A	N/A	N/A	N/A	N/A	2.28	N/A

Following the transactions, the Executive Entities hold ownership interests in the Fund Entities as follows: KW Summer House Executives, LLC owns 2.22% of KW Alameda Member, LLC; KW Montclair Executives, LLC owns 1.455% of KW PCCP Montclair, LLC; KW Blossom Hill Executives, LLC owns 0.45% of Guardian/KW Blossom Hill, LLC; KWF Executives I, LLC owns 1.00% of KWF Real Estate Venture I, L.P.; KWF Executives II, LLC owns 2.50% of KWF Real Estate Venture II, L.P.; KWF Executives III, LLC owns 1.50% of KWF Real Estate

Venture III, L.P.; KWF Executives V, LLC owns 2.00% of KWF Real Estate Venture V, L.P.; KW Executives – Richmond, LLC owns 2.19% of Bay Fund Opportunity LLC; and SG KW Venture I Executives, LLC owns 1.50% of SG KW Venture I LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ FREEMAN A. LYLE
Freeman A. Lyle
Chief Financial Officer

Date: January 11, 2012